Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information is derived from the historical consolidated financial statements of Laredo Petroleum, Inc. (“Laredo” or the “Company”), the Glasscock Properties (as defined below), Sabalo (as defined below) and Shad Permian, LLC (“Shad”). Unless otherwise stated below, the unaudited pro forma condensed combined financial statements of the Company reflect the historical results of the Company on a pro forma basis to give effect to the following transactions (collectively, the “Transactions”), which are described in further detail below:

•	Laredo’s acquisition of certain oil and gas properties in the Midland Basin, including approximately 20,000 net acres located in western Glasscock County, Texas (the “Glasscock Properties”), from Pioneer Natural Resources USA, Inc. (“Pioneer”), DE Midland III, LLC, Parsley Minerals, LLC and Parsley Energy, L.P. for aggregate consideration of $202.5 million based on the closing price of a share of the Company’s common stock on October 18, 2021 (the closing date) (the “Pioneer Acquisition”). The aggregate purchase consideration consisted of (i) $131.6 million in cash, net of closing adjustments; and (ii) 959,691 shares of the Company’s common stock.
•	Laredo’s acquisition of substantially all of the key operating assets consisting of wellbore interests of Sabalo Energy, LLC (“Sabalo Energy”), Sabalo Operating, LLC (“Sabalo Operating” and together with Sabalo Energy, “Sabalo”) on July 1, 2021 (the “Sabalo Acquisition”).

•	Laredo’s acquisition of substantially all of the key operating assets consisting of wellbore interests of Shad on July 1, 2021 (the “Shad Acquisition” and, together with the Sabalo Acquisition, the “Prior Acquisitions”).
•	Laredo’s sale of 37.5% of its working interest in certain oil and gas properties in Glasscock and Reagan Counties, Texas, to an unrelated third party on July 1, 2021 (the “Prior Disposition”).
•	Borrowings under Laredo’s Senior Secured Credit Facility of: i) approximately $20.0 million and $110.0 million on October 7, 2021 and October 18, 2021, respectively, which were used to fund the Pioneer Acquisition and related transaction costs (the “October Borrowing”); and ii) approximately $220.0 million previously used to fund the Prior Acquisitions and related transaction costs (the “Prior Borrowing” and, together with the October Borrowing, the “Borrowings”).

The unaudited pro forma condensed combined balance sheet is based on the Company’s historical consolidated balance sheet as of September 30, 2021 and includes pro forma adjustments to give effect to the Pioneer Acquisition and the October Borrowing as if they had occurred on September 30, 2021. The Prior Acquisitions, the Prior Disposition and the Prior Borrowing are reflected in the historical consolidated balance sheet of the Company as of September 30, 2021, and, as such, no pro forma adjustments are made for such transactions in the pro forma condensed combined balance sheet. The unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2020 and nine months ended September 30, 2021 are based on the historical consolidated statements of operations of the Company, giving effect to the Transactions as if they had occurred January 1, 2020.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only to reflect the Transactions and does not represent what Laredo’s results of operations or financial position would actually have been had the transactions occurred on the dates noted above or project its results of operations or financial position for any future periods. The unaudited pro forma condensed combined financial information is intended to provide information about the continuing impact of the Transactions as if they had been consummated earlier. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma condensed combined financial information have been made.

The following unaudited pro forma condensed combined financial information should be read in conjunction with Laredo’s consolidated financial statements and the related notes thereto, which are included in Laredo’s Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Report on Form 10-Q for the nine months ended September 30, 2021; the Glasscock Properties’ statements of revenues and direct operating expenses and the related notes thereto, which are included elsewhere in this filing; and Sabalo’s and Shad’s consolidated financial statements, which are incorporated herein by reference.

Laredo Petroleum, Inc.

Pro Forma Condensed Combined Balance Sheet

As of September 30, 2021

(unaudited)

	Historical
(in thousands)	Laredo - As Reported	Pioneer Acquisition & October Borrowing		Pro Forma Combined
Current assets:
Cash and cash equivalents	$51,396	$18,868	(a)	$70,264
		(3,200	)(b)	(3,200)
Accounts receivable, net	122,657	-		122,657
Derivatives	3,272	-		3,272
Other current assets	17,222	909	(c)	18,131
Total current assets	194,547	16,577		211,124

Property and equipment:
Oil and natural gas properties, full cost method:
Evaluated properties	8,608,464	223,201	(c)	8,831,665
Unevaluated properties not being depleted	167,219	-		167,219
Less accumulated depletion and impairment	(6,948,645)	-		(6,948,645)
Oil and natural gas properties, net	1,827,038	223,201		2,050,239
Midstream service assets, net	107,863	-		107,863
Other fixed assets, net	32,192	-		32,192
Property and equipment, net	1,967,093	223,201		2,190,294
Operating lease right-of-use assets	15,236	-		15,236
Derivatives	35,742	-		35,742
Other noncurrent assets, net	46,354	(20,500	)(d)	25,854
Total assets	$2,258,972	$219,278		$2,478,250

Current liabilities:
Accounts payable and accrued liabilities	$61,341	$-		$61,341
Accrued capital expenditures	53,655	-		53,655
Undistributed revenue and royalties	85,265	7,722	(c)	92,987
Derivatives	288,794	-		288,794
Operating lease liabilities	11,386	-		11,386
Other current liabilities	74,370	-		74,370
Total current liabilities	574,811	7,722		582,533

Long-term debt, net	1,349,896	130,000	(e)	1,479,896
Derivatives	37,453	-		37,453
Asset retirement obligations	55,680	10,635	(c)	66,315
Operating lease liabilities	6,064	-		6,064
Other noncurrent liabilities	11,006	-		11,006
Total liabilities	2,034,910	148,357		2,183,267

Stockholders’ equity:
Preferred Stock	-	-		-
Common stock	161	10	(f)	171
Additional paid-in capital	2,715,196	70,911	(f)	2,786,107
Accumulated deficit	(2,491,295)	-		(2,491,295)
Total stockholders’ equity	224,062	70,921		294,983
Total liabilities and equity	$2,258,972	$219,278		$2,478,250

Laredo Petroleum, Inc.

Pro Forma Condensed Combined Statement of Operations

For the Nine Months Ended September 30, 2021

(unaudited)

	Historical			Transaction Accounting Adjustments
	Laredo - As Reported	Prior Acquisitions	Pioneer Acquisition	Elimination Adjustments	Prior Disposition	Acquisitions & Borrowings		Pro Forma Combined
(in thousands, except for per share data)		(a)	(b)	(c)	(d)
Revenues:
Oil sales	$514,752	$98,628	$39,724	$-	$(62,786)	$-		$590,318
NGL sales	133,121	4,532	7,231	-	(29,676)	-		115,208
Natural gas sales	98,186	2,509	3,438	-	(22,681)	-		81,452
Midstream service revenues	4,292	-	-	-	-	-		4,292
Sales of purchased oil	173,500	-	-	-	-	-		173,500
Total revenues	923,851	105,669	50,393	-	(115,143)	-		964,770
Costs and expenses:
Lease operating expenses	68,526	23,425	7,591	-	(11,098)	-		88,444
Production and ad valorem taxes	45,957	5,047	2,770	-	(8,221)	-		45,553
Transportation and marketing expenses	34,477	-	-	-	-	-		34,477
Midstream service expenses	2,572	-	-	-	-	-		2,572
Costs of purchased oil	183,458	-	-	-	-	-		183,458
Organizational restructuring expenses	9,800	-	-	-	-	-		9,800
General and administrative	49,182	3,149	-	-	-	-		52,331
Depletion, depreciation and amortization	140,763	25,952	-	-	(17,081)	79,478	(e)	229,112
Impairment expense	1,613	-	-	-	-	-		1,613
Other operating expenses	4,099	174	-	-	(496)	588	(e)	4,365
Total costs and expenses	540,447	57,747	10,361	-	(36,896)	80,066		651,725
Gain on sale of oil and natural gas properties, net	93,482	-	-	-	(93,482)	-		-
Operating income (loss)	476,886	47,922	40,032	-	(171,729)	(80,066)		313,045
Non-operating income (expense):
Provision for uncollectible receivables	-	(28)	-	28	-	-		-
Gain (loss) on derivatives, net	(467,547)	(40,821)	-	-	50,226	-		(458,142)
Interest expense	(82,222)	(3,463)	-	3,463	-	(5,421	)(f)	(87,643)
Loss on disposal of assets, net	(28)	-	-	-	-	-		(28)
Other income, net	2,236	785	-	(785)	-	-		2,236
Total non-operating income (expense), net	(547,561)	(43,527)	-	2,706	50,226	(5,421)		(543,577)
Income (loss) before income taxes	(70,675)	4,395	40,032	2,706	(121,503)	(85,487)		(230,532)
Income tax benefit (expense):
Current	(1,300)	(215)	-	-	-	-		(1,515)
Deferred	707	-	-	-	-	-		707
Total income tax benefit	(593)	(215)	-	-	-	-		(808)
Net income (loss)	$(71,268)	$4,180	40,032	$2,706	$(121,503)	$(85,487)		$(231,340)

Net income (loss) per common share:
Basic	$(5.29)							$(14.38)
Diluted	$(5.29)							$(14.38)

Weighted average common shares outstanding:
Basic	13,464					2,622	(g)	16,086
Diluted	13,464					2,622	(g)	16,086

Laredo Petroleum, Inc.

Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2020

(unaudited)

	Historical			Transaction Accounting Adjustments
	Laredo - As Reported	Prior Acquisitions	Pioneer Acquisition	Elimination Adjustments	Prior Disposition	Acquisitions & Borrowings		Pro Forma Combined
(in thousands, except for per share data)		(a)	(b)	(c)	(d)
Revenues:
Oil sales	$367,792	$134,815	$36,399	$-	$(119,060)	$-		$419,946
NGL sales	78,246	2,821	5,226	-	(28,268)	-		58,025
Natural gas sales	50,317	1,103	1,775	-	(18,679)	-		34,516
Midstream service revenues	8,249	-	-	-	-	-		8,249
Sales of purchased oil	172,588	-	-	-	-	-		172,588
Total revenues	677,192	138,739	43,400	-	(166,007)	-		693,324
Costs and expenses:
Lease operating expenses	82,020	51,371	13,906	-	(23,367)	-		123,930
Production and ad valorem taxes	33,050	6,624	2,524	-	(12,058)	-		30,140
Transportation and marketing expenses	49,927	-	-	-	-	-		49,927
Midstream service expenses	3,762	-	-	-	-	-		3,762
Costs of purchased oil	194,862	-	-	-	-	-		194,862
General and administrative	50,534	5,367	-	-		-		55,901
Organizational restructuring expenses	4,200	-	-	-	-	-		4,200
Depletion, depreciation and amortization	217,101	100,161	-	-	(63,569)	40,837	(e)	294,530
Impairment expense	899,039	425	-	-	(280,771)	(475,335	)(f)	143,358
Other operating expenses	4,430	335	-	-	(957)	685	(e)	4,493
Total costs and expenses	1,538,925	164,283	16,430	-	(380,722)	(433,813)		905,103
Gain on sale of oil and natural gas properties	-	-	-	-	93,482	-		93,482
Operating income (loss)	(861,733)	(25,544)	26,970	-	308,197	433,813		(118,297)
Non-operating income (expense):
Provision for uncollectible receivables	-	(11)	-	11	-	-		-
Gain on derivatives, net	80,114	20,932	-	-	-	-		101,046
Interest expense	(105,009)	(7,381)	-	7,381	-	(9,188	)(g)	(114,197)
Interest income	-	10	-	(10)	-	-		-
Gain on extinguishment of debt, net	8,989	-	-	-	-	-		8,989
Loss on disposal of assets, net	(963)	(4)	-	4	-	-		(963)
Write-off of debt issuance costs	(1,103)	-	-	-	-	-		(1,103)
Other income, net	1,586	(19)	-	19	-	-		1,586
Total non-operating income (expense), net	(16,386)	13,527	-	7,405	-	(9,188)		(4,642)
Income (loss) before income taxes	(878,119)	(12,017)	26,970	7,405	308,197	424,625		(122,939)
Income tax benefit (expense):
Current	-	(267)	-	-	-	-		(267)
Deferred	3,946	-	-	-	-	-		3,946
Total income tax benefit (expense)	3,946	(267)	-	-	-	-		3,679
Net income (loss)	$(874,173)	$(12,284)	$26,970	$7,405	$308,197	$424,625		$(119,260)

Net income (loss) per common share:
Basic	$(74.92)							$(7.88)
Diluted	$(74.92)							$(7.88)

Weighted average common shares outstanding:
Basic	11,668					3,467	(h)	15,135
Diluted	11,668					3,467	(h)	15,135

Laredo Petroleum, Inc.

Notes to Pro Forma Condensed Combined Financial Statements

(Unaudited)

Note 1. Unaudited Pro Forma Condensed Combined Balance Sheet

Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2021

The following adjustments have been made to the accompanying unaudited pro forma condensed combined balance sheet as of September 30, 2021 to reflect the Pioneer Acquisition and October Borrowing:

a)	Represents a $130.0 million increase in cash due to the October Borrowing under the Senior Secured Credit Facility, less final cash purchase price of $131.6 million for the Pioneer Acquisition, net of closing adjustments, less a cash deposit of $20.5 million included in other noncurrent assets as of September 30, 2021.

b)	Reflects $3.2 million of estimated transaction costs related to the Pioneer Acquisition.

c)

Represents the allocation of the estimated fair value of consideration transferred of $131.6 million of cash, $70.9 million of common stock (based on the closing price of Laredo’s common stock as of October 18, 2021) and $3.2 million of estimated transaction costs to the assets acquired and liabilities assumed in the following allocation adjustments:

•     $0.9 million increase in other current assets related to acquired inventory;

•     $223.2 million increase in evaluated oil and natural gas properties related to acquired reserves;

•     $7.7 million increase in undistributed revenue and royalties related to assumed undistributed revenue and royalties; and

•     $10.6 million increase in asset retirement obligations related to assumed asset retirement obligations.

d)	Represents a cash deposit of $20.5 million made in association with the Pioneer Acquisition prior to September 30, 2021.

e)	Represents the October Borrowing under the Senior Secured Credit Facility in the amount of $20.0 million and $110.0 million on October 7, 2021, and October 18, 2021, respectively.
f)	Represents $70.9 million for the issuance of 959,691 shares of Laredo’s common stock, at $0.01 par value (based on the closing price as of October 18, 2021).

The Company expects the Pioneer Acquisition will be accounted for as an asset acquisition as substantially all of the gross assets acquired are concentrated in a group of similar identifiable assets. The consideration paid was allocated to the individual assets acquired and liabilities assumed based on their relative fair values. All transaction costs associated with the Pioneer Acquisition were capitalized. The allocation of the estimated purchase price is based upon management’s estimates of and assumptions related to the fair value of assets acquired and liabilities assumed as of October 18, 2021.

For income tax purposes, the Pioneer Acquisition was treated as an asset purchase such that the tax bases in the assets and liabilities reflect the allocated fair value at closing; therefore, the Company does not anticipate a material tax consequence for deferred income taxes related thereto.

Note 2. Unaudited Pro Forma Condensed Combined Statements of Operations

Adjustments to the Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2021

The following adjustments have been made to the accompanying unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2021 to reflect the Prior Acquisitions, Prior Disposition, Borrowings and Pioneer Acquisition:

a)	Represents the combined historical statements of operations for Sabalo and Shad for the six months ended June 30, 2021, as incorporated herein by reference. The Prior Acquisitions closed on July 1, 2021 and the subsequent operating results of the related properties are included in the historical results of the Company presented.

	Sabalo - As Reported	Shad - As Reported	Total Prior Acquisitions
(in thousands)
Revenues:
Oil sales	$84,606	$14,022	$98,628
NGL sales	3,841	691	4,532
Natural gas sales	2,139	370	2,509
Midstream service revenues	-	-	-
Sales of purchased oil	-	-	-
Total revenues	90,586	15,083	105,669
Costs and expenses:
Lease operating expenses	19,619	3,806	23,425
Production and ad valorem taxes	4,314	733	5,047
Transportation and marketing expenses	-	-	-
Midstream service expenses	-	-	-
Costs of purchased oil	-	-	-
Organizational restructuring expenses	-	-	-
General and administrative	3,149	-	3,149
Depletion, depreciation and amortization	20,963	4,989	25,952
Impairment expense	-	-	-
Other operating expenses	170	4	174
Total costs and expenses	48,215	9,532	57,747
Gain on sale of oil and natural gas properties, net	-	-	-
Operating income (loss)	42,371	5,551	47,922
Non-operating income (expense):
Provision for uncollectible receivables	(28)	-	(28)
Gain (loss) on derivatives, net	(40,821)	-	(40,821)
Interest expense	(3,463)	-	(3,463)
Loss on disposal of assets, net	-	-	-
Other income, net	785	-	785
Total non-operating income (expense), net	(43,527)	-	(43,527)
Income (loss) before income taxes	(1,156)	5,551	4,395
Income tax benefit (expense):
Current	(127)	(88)	(215)
Deferred	-	-	-
Total income tax benefit	(127)	(88)	(215)
Net income (loss)	$(1,283)	$5,463	$4,180

b)	Represents the historical statements of revenues and expenses of the Glasscock Properties, which are included elsewhere in this filing.
c)	Represents adjustments to eliminate the effects of assets and liabilities retained by Sabalo and not associated with the oil and natural gas properties acquired.

d)	Represents adjustments to the Company’s historical consolidated statement of operations to remove the effects of the Prior Disposition, a nonrecurring gain of $93.5 million, net of transaction costs, associated with the Prior Disposition, and a gain related to derivatives novated to the acquiree subsequent to July 1, 2021.
e)	Reflects adjustment to depletion, depreciation and amortization expense resulting from the change in basis of property, plant and equipment acquired and an increase in accretion of asset retirement obligations as a result of the Prior Acquisitions, Prior Disposition and Pioneer Acquisition.

f)	Reflects interest expense at the current rate of 2.625% as of November 30, 2021 in respect of the Borrowings. Interest expense for the Prior Borrowing was calculated through June 30, 2021, after which, the interest expense was combined with Laredo’s financial statements. Actual interest expense may be higher or lower depending on fluctuations in interest rates and other market conditions. A one-eighth percent increase or decrease in the interest rate would not have had a material impact on interest expense for the nine months ended September 30, 2021. Estimated amortization of debt issuance costs related to the Borrowings are not considered material and have not been included.

g)

Adjustment to reflect the following issuances of Laredo common stock as if these shares were outstanding as of the beginning of period presented:

•     2.5 million shares of Laredo common stock issued to Sabalo and Shad as a portion of the consideration for the Prior Acquisitions, and

•     1.0 million shares of Laredo common stock issued to Pioneer as a portion of the consideration for the Pioneer Acquisition.

Laredo has not reflected any estimated tax impact related to the Prior Acquisitions, Prior Disposition, Borrowings and Pioneer Acquisition in the accompanying unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2021 because it does not anticipate the impact to be material due to the Company’s net operating loss carryforwards. The Company’s effective tax rate is not meaningful and is expected to remain under 1% due to the full valuation allowance against the Company’s federal and Oklahoma net deferred tax assets.

Adjustments to the Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2020

The following adjustments have been made to the accompanying unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 to reflect the Prior Acquisitions, Prior Disposition, Borrowings and Pioneer Acquisition:

a)	Represents the combined historical statements of operations for Sabalo and Shad for the year ended December 31, 2020, as incorporated herein by reference.

	Sabalo - As Reported	Shad - As Reported	Total Prior Acquisitions
(in thousands)
Revenues:
Oil sales	$110,063	$24,752	$134,815
NGL sales	2,177	644	2,821
Natural gas sales	1,013	90	1,103
Midstream service revenues	-	-	-
Sales of purchased oil	-	-	-
Total revenues	113,253	25,486	138,739
Costs and expenses:
Lease operating expenses	40,110	11,261	51,371
Production and ad valorem taxes	5,393	1,231	6,624
Transportation and marketing expenses	-	-	-
Midstream service expenses	-	-	-
Costs of purchased oil	-	-	-
General and administrative	5,367	-	5,367
Organizational restructuring expenses	-	-	-
Depletion, depreciation and amortization	80,164	19,997	100,161
Impairment expense	425	-	425
Other operating expenses	328	7	335
Total costs and expenses	131,787	32,496	164,283
Gain on sale of oil and natural gas properties, net	-	-	-
Operating income (loss)	(18,534)	(7,010)	(25,544)
Non-operating income (expense):
Provision for uncollectible receivables	(11)	-	(11)
Gain on derivatives, net	20,932	-	20,932
Interest expense	(7,381)	-	(7,381)
Interest income	10	-	10
Gain on extinguishment of debt, net	-	-	-
Loss on disposal of assets, net	(4)	-	(4)
Write-off of debt issuance costs	-	-	-
Other income, net	(19)	-	(19)
Total non-operating income (expense), net	13,527	-	13,527
Income (loss) before income taxes	(5,007)	(7,010)	(12,017)
Income tax benefit (expense):
Current	(2)	(265)	(267)
Deferred	-	-	-
Total income tax benefit (expense)	(2)	(265)	(267)
Net income (loss)	$(5,009)	$(7,275)	$(12,284)

b)	Represents the historical statements of revenues and expenses of the Glasscock Properties, which are included elsewhere in this filing.
c)	Represents adjustments to eliminate the effects of assets and liabilities retained by Sabalo and not associated with the oil and natural gas properties acquired.
d)	Represents adjustments to the Company’s historical consolidated statement of operations to remove the effects of the Prior Disposition and recognize a nonrecurring gain of $93.5 million, net of transaction costs, associated with the Prior Disposition.

e)	Reflects adjustment to depletion, depreciation, and amortization expense resulting from the change in basis of property, plant and equipment acquired and an increase in accretion of asset retirement obligations as a result of the Prior Acquisitions, Prior Disposition and Pioneer Acquisition.

f)	Reflects adjustment to impairment expense resulting from the application of the quarterly ceiling test pursuant to the rules governing full cost accounting and due to the change from Sabalo’s and Shad’s historical accounting under the successful efforts method to conform to Laredo’s accounting under the full cost method. The quarterly ceiling test takes into account the change in basis of the oil and gas properties acquired and reserves and historical prices determined using Securities and Exchange Commission (“SEC”) guidelines at the time of each historical quarterly ceiling test.

g)	Reflects interest expense at the current rate of 2.625% as of November 30, 2021 in respect of the Borrowings. Actual interest expense may be higher or lower depending on fluctuations in interest rates and other market conditions. A one-eighth percent increase or decrease in the interest rate would not have had a material impact on interest expense for the year ended December 31, 2020. Estimated amortization of debt issuance costs related to the Borrowings are not considered material and have not been included.

h)

Adjustment to reflect the following issuances of Laredo common stock as if these shares were outstanding as of the beginning of period presented:

•     2.5 million shares of Laredo common stock issued to Sabalo and Shad as a portion of the consideration for the Prior Acquisitions, and

•     1.0 million shares of Laredo common stock issued to Pioneer as a portion of the consideration for the Pioneer Acquisition.

Laredo has not reflected any estimated tax impact related to the Prior Acquisitions, Prior Disposition, Borrowings and Pioneer Acquisition in the accompanying unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 because it does not anticipate the impact to be material due to the Company’s net operating loss carryforwards. The Company’s effective tax rate is not meaningful and is expected to remain under 1% due to the full valuation allowance against the Company’s federal and Oklahoma net deferred tax assets.

Note 3. Supplemental Pro Forma Oil and Gas Information

The following tables present the estimated pro forma combined net proved developed and undeveloped oil and natural gas reserves as of December 31, 2020 for Laredo, Sabalo, Shad and the Glasscock Properties along with a summary of changes in the quantities of net remaining proved reserves during the year ended December 31, 2020. The pro forma reserve information set forth below gives effect to the Prior Acquisitions, Prior Disposition and Pioneer Acquisition as if they had been completed on January 1, 2020.

	Crude Oil (Mbbls)
	Historical
	Laredo - As Reported	Sabalo - As Reported	Shad - As Reported	Pioneer Acquisition - As Reported	Prior Disposition	Pro Forma Combined
Proved developed and undeveloped reserves:
Balance as of January 1, 2020	78,639	36,647	3,841	10,215	(21,837)	107,505
Revisions of previous estimates	(10,517)	(7,876)	(163)	(3,778)	1,691	(20,643)
Extensions, discoveries and other additions	4,282	32,495	-	988	-	37,765
Acquisitions of reserves in place	5,182	-	-	-	-	5,182
Production	(9,827)	(2,618)	(630)	(1,002)	3,410	(10,667)
Balance as of December 31, 2020	67,759	58,648	3,048	6,423	(16,736)	119,142

Proved developed reserves:
Balance as of January 1, 2020	52,711	20,006	3,841	7,096	(21,837)	61,817
Balance as of December 31, 2020	51,751	15,388	3,048	5,436	(16,736)	58,887

Proved undeveloped reserves:
Balance as of January 1, 2020	25,928	16,641	-	3,120	-	45,689
Balance as of December 31, 2020	16,008	43,260	-	988	-	60,256

	Natural Gas (MMcf)
	Historical
	Laredo - As Reported	Sabalo - As Reported	Shad - As Reported	Pioneer Acquisition - As Reported	Prior Disposition	Pro Forma Combined
Proved developed and undeveloped reserves:
Balance as of January 1, 2020	675,237	31,009	5,041	19,373	(238,772)	491,888
Revisions of previous estimates	34,376	(9,052)	(2,087)	(5,500)	(19,211)	(1,474)
Extensions and discoveries	10,772	29,989	-	1,241	-	42,002
Purchases of minerals in place	6,948	-	-	-	-	6,948
Production	(70,049)	(1,803)	(547)	(2,802)	25,710	(49,491)
Balance as of December 31, 2020	657,284	50,143	2,407	12,312	(232,273)	489,873

Proved developed reserves:
Balance as of January 1, 2020	600,334	18,388	5,041	14,113	(238,772)	399,104
Balance as of December 31, 2020	633,503	9,894	2,407	11,071	(232,273)	424,602

Proved undeveloped reserves:
Balance as of January 1, 2020	74,903	12,621	-	5,260	-	92,784
Balance as of December 31, 2020	23,781	40,249	-	1,241	-	65,271

	Natural Gas Liquids (Mbbls)
	Historical
	Laredo - As Reported	Sabalo - As Reported	Shad - As Reported	Pioneer Acquisition - As Reported	Prior Disposition	Pro Forma Combined
Proved developed and undeveloped reserves:
Balance as of January 1, 2020	102,198	7,711	1,243	4,568	(36,137)	79,583
Revisions of previous estimates	6,218	(1,932)	(488)	(1,616)	(2,713)	(531)
Extensions and discoveries	1,811	8,174	-	248	-	10,233
Purchases of minerals in place	1,310	-	-	-	-	1,310
Production	(10,615)	(288)	(99)	(364)	3,856	(7,510)
Balance as of December 31, 2020	100,922	13,665	656	2,836	(34,994)	83,085

Proved developed reserves:
Balance as of January 1, 2020	90,861	4,599	1,243	3,254	(36,137)	63,820
Balance as of December 31, 2020	96,251	2,695	656	2,587	(34,994)	67,195

Proved undeveloped reserves:
Balance as of January 1, 2020	11,337	3,112	-	1,315	-	15,764
Balance as of December 31, 2020	4,671	10,970	-	248	-	15,889

	Total Equivalent Reserves (Mboe)
	Historical
	Laredo - As Reported	Sabalo - As Reported	Shad - As Reported	Pioneer Acquisition - As Reported	Prior Disposition	Pro Forma Combined
Proved developed and undeveloped reserves:
Balance as of January 1, 2020	293,377	49,527	5,925	18,012	(97,771)	269,070
Revisions of previous estimates	1,430	(11,317)	(999)	(6,311)	(4,223)	(21,420)
Extensions and discoveries	7,888	45,667	-	1,443	-	54,998
Purchases of minerals in place	7,650	-	-	-	-	7,650
Production	(32,117)	(3,207)	(820)	(1,833)	11,551	(26,426)
Balance as of December 31, 2020	278,228	80,670	4,106	11,311	(90,443)	283,872

Proved developed reserves:
Balance as of January 1, 2020	243,628	27,670	5,925	12,702	(97,771)	192,154
Balance as of December 31, 2020	253,586	19,732	4,106	9,868	(90,443)	196,849

Proved undeveloped reserves:
Balance as of January 1, 2020	49,749	21,857	-	5,312	-	76,918
Balance as of December 31, 2020	24,642	60,938	-	1,443	-	87,023

The pro forma standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves as of December 31, 2020 is as follows:

	Historical
(in thousands)	Laredo - As Reported	Sabalo - As Reported	Shad - As Reported	Pioneer Acquisition - As Reported	Prior Disposition	Pro Forma Combined
Future cash inflows	$3,824,104	$2,524,116	$130,147	$284,544	$(1,074,768)	$5,688,143
Future production costs	(1,740,537)	(1,018,511)	(67,317)	(124,450)	520,449	(2,430,366)
Future development costs	(351,568)	(772,141)	(4,245)	(22,002)	23,056	(1,126,900)
Future income tax expenses	(20,076)	(13,252)	(683)	(1,494)	5,643	(29,862)
Future net cash flows	1,711,923	720,212	57,902	136,598	(525,620)	2,101,015
10% annual discount for estimated timing of cash flows	(697,069)	(405,261)	(19,931)	(59,997)	214,824	(967,434)
Standardized measure of discounted future net cash flows	$1,014,854	$314,951	$37,971	$76,601	$(310,796)	$1,133,581

The changes in the pro forma standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves for the year ended December 31, 2020 are as follows:

	Historical
(in thousands)	Laredo - As Reported	Sabalo - As Reported	Shad - As Reported	Pioneer Acquisition - As Reported	Prior Disposition	Pro Forma Combined
Standardized measure of discounted future net cash flows, beginning of year	$1,662,261	$534,506	$76,370	$181,899	$(578,597)	$1,876,439
Changes in the year resulting from:
Net change in prices and production costs	(770,885)	(201,330)	(17,075)	(71,397)	246,213	(814,474)
Changes in estimated future development costs	64,146	20,624	(221)	(116)	(1,164)	83,269
Sales, less production costs	(331,358)	(67,750)	(12,994)	(23,696)	130,583	(305,215)
Extensions, discoveries and other additions	60,004	102,442	-	9,891	-	172,337
Acquisitions of reserves in place	14,208	-	-	-	-	14,208
Revisions of previous quantity estimates	199	(140,084)	(13,499)	(39,700)	(11,408)	(204,492)
Previously estimated development costs incurred during the period	186,261	15,453	576	-	(40,054)	162,236
Net change in income taxes	(1,205)	(1,775)	312	1,055	(1,449)	(3,062)
Accretion of discount	167,227	54,060	7,709	18,375	(58,319)	189,052
Timing differences and other	(36,004)	(1,195)	(3,207)	290	3,399	(36,717)
Balance at December 31, 2020	$1,014,854	$314,951	$37,971	$76,601	$(310,796)	$1,133,581